SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                   PROSPECTUS

                                -----------------

                            DWS Short Term Bond Fund

Effective January 19, 2007, shares of DWS Short Term Bond Fund will be sold only to investors described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund after such date. The fund is being closed in anticipation of the merger of the fund into DWS Short Duration Plus Fund, which is expected to occur on or about April 23, 2007.

You may purchase additional fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on January 19, 2007, you are:

o  a current fund shareholder; or

o a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

New accounts may be opened for:

o transfers of shares from existing accounts in this fund (including IRA rollovers);

o any group retirement, employee stock bonus, pension or profit sharing plan using the subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder Distributors, Inc. ("DWS-SDI");

o a participant in any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of January 19, 2007; or

o purchases through any comprehensive or "wrap" fee program or other fee based program.



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group



January 11, 2007
DSTBF-3602

Except as otherwise noted, these restrictions apply to investments made through DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of January 19, 2007. Subject to the exceptions described above, institutions and intermediaries that maintain omnibus account arrangements are not permitted to open new sub-accounts for new investors unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the fund will not be permitted unless the exchange is being made into an existing fund account.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

Notwithstanding the foregoing, DWS-SDI may allow new investments into the fund in certain other circumstances, including accounts in the process of funding at the close date and retirement plans that are in the process of making their fund selections at the close date.










               Please Retain This Supplement for Future Reference


January 11, 2007
DSTBF-3602